UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant's telephone number including area code: (713) 753-2000

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director.

KBR, Inc. (“KBR”) announced on August 12, 2024, the appointment of Nchacha E. Etta to its Board of Directors effective August 12, 2024. Mr. Etta will serve a term expiring at KBR’s 2025 annual meeting of stockholders. Mr. Etta has been appointed to serve on the Audit and the Sustainability & Corporate Responsibility Committees of the KBR Board of Directors.

Nchacha E. Etta is executive vice president and chief financial officer of Omnicell, Inc., a multinational healthcare technology company and leader in transforming the pharmacy care delivery model. His breadth of finance and accounting experience stems from leading and working in global finance organizations across the healthcare and consumer products industries for more than 20 years. Prior to joining Omnicell, Mr. Etta served as senior vice president and chief financial officer for Essilor of America, Inc., a subsidiary of EssilorLuxottica SA. Before that role, Mr. Etta served as the worldwide vice president and chief financial officer of Johnson & Johnson Vision from 2015 to 2019, and for the previous nine years, he held various senior finance roles at The Coca-Cola Company. Earlier in his career, Mr. Etta worked at Microsoft Corporation, Eli Lilly & Company, The Carlyle Group, and Orano Cycle. Mr. Etta holds a Bachelor of Science degree in Accounting from George Mason University, and a Master of Business Administration degree in Finance from Howard University.

There are no related party transactions between KBR and Mr. Etta that are subject to disclosure under Item 404(a) of Regulation S-K. The KBR Board of Directors has determined that Mr. Etta is an “independent” director within the meaning of KBR’s Corporate Governance Guidelines and pursuant to the independence criteria set forth under the rules and regulations of the New York Stock Exchange and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act. As a non-employee director, Mr. Etta is entitled to receive the standard compensation arrangements for KBR directors described under “Director Compensation” in KBR’s 2024 Proxy Statement as filed with the Securities and Exchange Commission on April 1, 2024. The KBR Board of Directors has also determined that Mr. Etta qualifies as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

The full text of the press release announcing Mr. Etta’s appointment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	KBR, Inc. press release dated August 12, 2024, titled, “KBR Appoints Nchacha E. Etta to Board of Directors.”
104	Cover Page Interactive Data file (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

August 12, 2024	/s/ Sonia Galindo
Sonia Galindo
Executive Vice President, General Counsel & Corporate Secretary